UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2012

Pizza Inn Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective January 3, 2012, the Board of Directors appointed Jerome L. Trojan III, age 46, to serve as Chief Financial Officer of Pizza Inn Holdings, Inc. (the “Company”).  Prior to joining the Company, Mr. Trojan had since 2010 served as Chief Financial Officer of CLST Holdings, Inc., a former cellular communications company winding up after the sale of substantially all of its assets.  From 2005 to 2009, he served as Chief Financial Officer of Palm Beach Tan, Inc., an operator and franchisor of tanning salons.   From 2004 to 2005, he served as Chief Financial Officer of Moll Industries, Inc., a custom plastics manufacturer, and from 1999 to 2004 he served as Chief Financial Officer of VLPS Lighting Services International, Inc. (formerly Vari-lite International, Inc.), a lighting rental and production company.  Mr. Trojan has no family relationship with any director or other executive officer of the Company. There are no transactions in which Mr. Trojan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Company has entered into an employment letter with Mr. Trojan (the "Employment Letter") confirming his at-will employment as Chief Financial Officer of the Company. The Employment Letter provides for a starting annual base salary of $190,000 and a discretionary annual bonus potential up to 31% of base salary.  Mr. Trojan is also eligible to participate in the Company’s 2005 Employee Incentive Stock Option Plan (the “2005 Employee Plan”) and is entitled to all other benefits offered by the Company to its employees.  Under the 2005 Employee Plan, Mr. Trojan was initially granted non-qualified options to purchase 25,000 shares of the Company’s common stock and was also conditionally granted non-qualified options to purchase additional shares of the Company’s common stock in an amount equal to four times the number of shares he purchases prior to October 4, 2012, up to a maximum of 50,000 shares.  In each case, the stock options are exercisable at the closing price of the Company’s common stock on January 3, 2012.  The 25,000 share stock option grant vests 10%, 20%, 30% and 40% on January 3, 2013, 2014, 2015 and 2016, respectively.   The conditionally granted stock options vest 10%, 20%, 30% and 40% on October 4, 2012, 2013, 2014 and 2015, respectively.

ITEM 8.01	OTHER EVENTS

The Company has issued a press release announcing Mr. Trojan’s appointment as its Chief Financial Officer, a copy of which is attached as an exhibit hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Employment Letter dated November 29, 2011, between Pizza Inn Holdings, Inc. and Jerome L. (Jerry) Trojan III.

99.1	Pizza Inn Holdings, Inc. press release January 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pizza Inn, Inc.

Date: January 4, 2012	By:	/s/ Charles R. Morrison
Charles R. Morrison, President
and Chief Executive Officer